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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                       ----------------------------------



                                    FORM 8-K
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 13, 1997





                     MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



          New York                   33-89380-01               37-0152681
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)


Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                              62048
-----------------------------------------                         -------------
 (Address of principal executive offices)                           (Zip Code)


               Registrant's telephone number, including area code:

                                (618) 251-2035



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ITEM 5.     OTHER EVENTS.
            -------------

            The July 1997 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on August 15, 1997.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of July 1997.



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                                SIGNATURE
                                ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Mercantile Bank of Illinois
                                          National Association, Servicer


                                    By:    \s\ Jeffrey D. Cary

                                    Name:  Jeffrey D. Cary
                                    Title: Vice President



Date: August 19, 1997



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                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number                  Exhibits
-------                 --------

   1                    Monthly Report to Floating Rate
                        Credit Card Participation Certificates,
                        Series 1995-1, investors for the month
                        of  July, 1997.